UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2024

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Suite 1000
Milwaukee, Wisconsin		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 414 760-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2024, The Manitowoc Company, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders voted on: (i) the election of nine directors; (ii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive Proxy Statement, dated March 22, 2024, for the 2024 Annual Meeting (the “2024 Proxy Statement”).

The nominees named below were elected as directors at the 2024 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2024 and until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Non-Votes
Anne E. Bélec	21,808,601	3,155,619	3,839,586
Robert G. Bohn	23,845,012	1,119,208	3,839,586
Anne M. Cooney	21,260,297	3,703,923	3,839,586
Amy R. Davis	21,816,098	3,148,122	3,839,586
Ryan M. Gwillim	24,712,023	252,197	3,839,586
Kenneth W. Krueger	24,577,986	386,234	3,839,586
Robert W. Malone	21,308,453	3,655,767	3,839,586
C. David Myers	24,081,012	883,208	3,839,586
Aaron H. Ravenscroft	24,717,607	246,613	3,839,586

The appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2024, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
28,497,698	251,366	54,742	0

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the 2024 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
19,984,646	4,881,685	97,889	3,839,586

Further information concerning the matters voted upon at the 2024 Annual Meeting is contained in the 2024 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC. (Registrant)

Date:	May 7, 2024	By:	/s/ Jennifer L. Peterson
Jennifer L. Peterson Executive Vice President, General Counsel and Secretary